UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2023

AMCOR PLC

(Exact name of registrant as specified in its charter)

Jersey	001-38932	98-1455367
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

83 Tower Road North
Warmley, Bristol
United Kingdom	BS30 8XP
(Address of principal executive offices)	(Zip Code)

+44 117 9753200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.01 per share	AMCR	The New York Stock Exchange
1.125% Guaranteed Senior Notes Due 2027	AUKF/27	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Amcor plc (the “Company”) held its Annual General Meeting of Shareholders (the “Annual Meeting”) on November 8, 2023. As of the record date for the Annual Meeting, there were 1,446,437,499 ordinary shares entitled to vote, of which the holders of 1,016,557,426 shares were represented in person or by proxy at the Annual Meeting. The results of the items voted on at the Annual Meeting are set forth below:

1.	The shareholders elected ten directors for a one-year term each. The vote was as follows:

Director	Votes For	Votes Against	Abstains	Broker Non-Votes
Graeme Liebelt	948,566,112	21,096,278	922,406	45,972,630
Lucrèce Foufopoulos-De Ridder	960,154,963	9,450,637	979,196	45,972,630
Ronald Delia	962,998,435	6,730,418	855,943	45,972,630
Achal Agarwal	958,346,390	11,279,127	959,279	45,972,630
Andrea Bertone	956,026,775	13,646,835	911,186	45,972,630
Susan Carter	963,314,468	6,412,598	857,730	45,972,630
Karen Guerra	946,475,065	23,246,769	862,962	45,972,630
Nicholas (Tom) Long	866,938,742	102,798,784	847,270	45,972,630
Arun Nayar	953,045,750	16,504,189	1,034,857	45,972,630
David Szczupak	963,058,703	6,654,784	871,309	45,972,630

2.	The shareholders ratified the appointment of PricewaterhouseCoopers AG as the Company’s independent registered public accounting firm for the 2024 fiscal year. The vote was 1,012,505,078 for, 3,090,426 against, and 961,922 abstentions. There were no broker non-votes.

3.	The shareholders approved, by non-binding, advisory vote, the Company’s executive compensation. The vote was 929,024,637 for, 36,818,806 against, and 4,741,353 abstentions. There were 45,972,630 broker non-votes.

4.	The shareholders approved, the renewal of the Company’s authorization to repurchase its ordinary shares and CHESS depositary interests. The vote was 989,222,876 for, 24,057,926 against, and 3,276,624 abstentions. There were no broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMCOR PLC

Date	November 13, 2023	/s/ Damien Clayton
		Name:	Damien Clayton
		Title:	Company Secretary